Exhibit 10.1

December 4, 2008

Mr. Michael Wagner

Chief Executive Officer

The Parent Company

1099 18th St., Suite 80202

Denver, CO 80202

Mr. Wagner:

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 12, 2007 by and among The Parent Company, a Colorado corporation (“Parent”), BabyUniverse, Inc., a Colorado corporation (“BabyUniverse”), eToys Direct, Inc., a Colorado corporation (“eToys Direct”), PoshTots, Inc, a Colorado corporation (“PoshTots”), Dreamtime Baby, Inc., a Colorado corporation (“Dreamtime”), My Twinn, Inc., a Colorado corporation (“My Twinn”, and collectively with Parent, BabyUniverse, eToys Direct, PoshTots and Dreamtime, the “Borrowers”), the other Loan Parties from time to time party thereto, and the Lenders from time to time party thereto and The CIT Group/Business Credit, Inc., as Administrative Agent and Collateral Agent for the Lenders (the “Administrative Agent”), as modified by that certain letter agreement dated as of December 14, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent dated as of January 8, 2008, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 1, 2008, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of March 10, 2008, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of July 10, 2008 and as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 31, 2008 (as so modified and amended, the “Credit Agreement”). All capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

Reference is also hereby made to the letter dated December 1, 2008 from CIT to Parent (the “December 1st Reservation of Rights Letter”).

The Loan Parties, by their execution of this letter, do hereby acknowledge and agree that as of the date of this letter (i) the Aggregate Revolving Exposure exceeds the Borrowing Base such that an Overadvance exists, (ii) The CIT Group/Business Credit, Inc., in its capacities as both Administrative Agent and sole Lender under the Credit Agreement (in both such capacities, “CIT”) has demanded that the Borrowers immediately repay the outstanding Overadvance, (iii) the Borrowers are currently unable to repay the outstanding Overadvance, (iv) as a result of the failure of the Borrowers to repay the outstanding Overadvance, an Event of Default has occurred and is continuing, and (v) CIT is presently entitled to exercise all of its rights and remedies against the Loan Parties, including, without limitation, the right to demand that the Loan Parties repay the outstanding Obligations in full, the right to refuse to make additional Revolving Loans or extend further credit to the Borrowers, and the right to take enforcement actions against the Loan Parties and the Collateral. As of the date hereof, CIT has elected not to exercise any such rights, but hereby expressly reserves the right to exercise any and all such rights at any time in the future for any reason whatsoever.

Mr. Michael Wagner

Chief Executive Officer

The Parent Company

December 4, 2008

Notwithstanding that an outstanding Overadvance exists, an Event of Default has occurred is continuing, and CIT has no further obligation whatsoever to make additional Revolving Loans or extend further credit to the Loan Parties, the Loan Parties have requested that CIT (x) continue to make Revolving Loans to the Borrowers, (y) permit the Overadvance to remain outstanding, and (z) refrain from exercising its rights or remedies against the Loan Parties or the Collateral.

To induce CIT (x) to continue to make Revolving Loans to the Borrowers, (y) to permit Overadvances to remain outstanding, and (z) to refrain from immediately exercising its rights or remedies against the Loan Parties or the Collateral, the Loan Parties each hereby represent, warrant, ratify, affirm, covenant, acknowledge and agree with CIT that (a) as of December 3, 2008, the outstanding principal amount of the Revolving Loans totaled $19,902,000, the Availability Block totaled $7,500,000, the Borrowing Base (based on the Borrowing Base Certificate dated as of November 29, 2008 delivered to the Administrative Agent) totaled $14,584,000, and if the Borrowing Base were to be calculated as of the date hereof, the Borrowing Base as so calculated would be lower than the Borrowing Base calculated as of November 29, 2008, (b) notwithstanding anything to the contrary set forth in this letter, the Credit Agreement or any other document or instrument executed or delivered by the Loan Parties or CIT prior to the date of this letter, all Obligations of the Loan Parties of every kind (including, without limitation, all principal and interest in respect of the Revolving Loans and all accrued and unpaid interest and fees) shall be due and payable in full immediately upon receipt by the Administrative Borrower of written demand from CIT, which written demand may be given by CIT to the Administrative Borrower at any time, for any reason whatsoever, and may be delivered by hand or overnight courier, mailed by certified or registered mail, or sent by facsimile, (c) the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of the Loan Parties, (d) the Loan Parties do not have any claims, causes of action, defenses, or rights of set off against CIT, (e) the Loan Parties hereby release, waive, and forever discharge CIT (together with its predecessors, successors and assigns) from any and all actions, causes of action, suits, debts, defenses, rights of set off, or other claims whatsoever, in law or in equity, known or unknown, against CIT (and its predecessors, successors and assigns) with respect to events, acts or omissions occurring or arising on or prior to the date hereof, (f) nothing herein shall be deemed to constitute a release or relinquishment of the security interests, liens and rights of CIT, all of which security interests, liens and rights are hereby ratified and confirmed, (g) CIT has not waived, and nothing herein shall be deemed to constitute a waiver by CIT of, the Existing Events of Default, (h) all financial statements and information that the Loan Parties have delivered to CIT, and all additional financial statements and information that the Loan Parties will in the future deliver to CIT, including, without limitation, all Borrowing Base Certificates, are and will be true and correct in all material respects, (i) the Loan Parties shall deliver to the Administrative Agent: (A) not later than 2:00 p.m., New York time, on December 8, 2008, a Borrowing Base Certificate setting forth the Borrowers’ Availability, Eligible Credit Card Receivables, Eligible Non-Amazon Partner Receivables, Eligible Amazon Partner Receivables, Eligible Inventory, Eligible LC Inventory, Eligible In-Transit Inventory, Availability Block and Reserves as of the close of business on December 6, 2008 and (B) not later than 2:00 p.m., New York time, on December 15, 2008, a Borrowing Base Certificate setting forth the Borrowers’ Availability, Eligible Credit Card Receivables, Eligible Non-Amazon Partner Receivables, Eligible Amazon Partner Receivables, Eligible Inventory, Eligible LC Inventory, Eligible In-Transit Inventory, Availability Block and Reserves as of the close of business on December 13, 2008, (j) pursuant to Section 5.06 of the Credit Agreement, the Loan Parties shall permit any representatives, consultants, advisors or independent contractors designated by the Administrative Agent to visit and remain on or at the properties of the Loan Parties, to examine, monitor and make extracts from the books and records of the Loan Parties, to inspect, monitor and verify the Collateral and to take such other actions as are contemplated by Section 5.06 of the

Mr. Michael Wagner

Chief Executive Officer

The Parent Company

December 4, 2008

Credit Agreement, all at such times and with such frequency as the Administrative Agent may determine and all at the sole cost and expense of the Loan Parties and (k) the Borrowers shall not permit the outstanding principal amount of the Revolving Loans as of the dates set forth below to exceed the maximum principal balance set forth below opposite such dates nor shall the Borrowers permit the Aggregate Revolving Exposure as of the dates set forth below to exceed the Borrowing Base by more than the maximum Overadvance Amounts set forth below opposite such dates:

Date	Maximum Principal Balance	Maximum Overadvance Amount
December 4,2008	$19,025,000	$4,733,000
December 5,2008	$18,500,000	$4,007,000
December 8,2008	$18,000,000	$9,183,000

This letter shall confirm that during the period from the date hereof through the earlier to occur of (x) December 8, 2008 or (y) the date that CIT delivers written demand to the Administrative Borrower for repayment in full of the Obligations, CIT will continue to honor requests from the Borrowers for additional Revolving Loans provided that (i) in no event shall the outstanding principal amount of the Revolving Loans as of any date during such period exceed the Maximum Principal Balance for such date as set forth above, (ii) in no event shall the Aggregate Revolving Exposure as of any date during such period exceed the Borrowing Base by more than the Maximum Overadvance Amount for such date as set forth above, and (iii) CIT may, at any time, for any reason whatsoever, (A) make written demand upon the Loan Parties for repayment in full of the Obligations, (B) refuse to make any additional Revolving Loans to the Borrowers, or (C) exercise any rights or remedies that may be available to CIT against the Loan Parties under the Credit Agreement, the other Loan Documents, or applicable law.

The Loan Parties expressly acknowledge and agree that CIT’s willingness to continue to make Revolving Loans to the Loan Parties as set forth herein is expressly conditioned upon, among other things, the receipt by CIT of a counterpart of this letter duly executed by each of the Loan Parties, and the receipt by CIT of a Ratification of Limited Guaranty and Pledge Agreement (in the form attached to this letter) duly executed by D.E. Shaw Laminar Lending, Inc. The Loan Parties further agree that nothing herein, nor any funding by CIT of any additional Revolving Loans after the date hereof, shall constitute a waiver by CIT of the existing Event of Default or a waiver of any right or remedy that may be available to CIT under the Credit Agreement, the other Loan Documents or applicable law, all of which rights and remedies are expressly reserved.

This letter agreement, together with the December 1st Reservation of Rights Letter (i) set forth the entire understanding of the parties with respect to the Overadvance, the continuing Event of Default, and the rights and remedies available to CIT, and (ii) supersede all prior communications and draft letter agreements between the parties regarding the Overadvance, the continuing Event of Default, and the rights and remedies available to CIT.

Mr. Michael Wagner

Chief Executive Officer

The Parent Company

December 4, 2008

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

THE PARENT COMPANY

By:	/s/ Michael Wagner
Name:	Michael Wagner
Title:	CEO

BABYUNIVERSE, INC.

By:	/s/ Michael Wagner
Name:	Michael Wagner
Title:	CEO

eTOYS DIRECT, INC.

By:	/s/ Michael Wagner
Name:	Michael Wagner
Title:	CEO

POSHTOTS, INC.

By:	/s/ Michael Wagner
Name:	Michael Wagner
Title:	CEO

DREAMTIME BABY, INC.

By:	/s/ Michael Wagner
Name:	Michael Wagner
Title:	CEO

Mr. Michael Wagner

Chief Executive Officer

The Parent Company

December 4, 2008

MY TWINN, INC.

By:	/s/ Michael Wagner
Name:	Michael Wagner
Title:	CEO

LOAN GUARANTORS:

eTOYS DIRECT 1, LLC

By: eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michel J. Wagner
Name:	Michel J. Wagner
Title:	Chief Executive Officer

eTOYS DIRECT 2, LLC

By: eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michel J. Wagner
Name:	Michel J. Wagner
Title:	Chief Executive Officer

eTOYS DIRECT 3, LLC

By: eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michel J. Wagner
Name:	Michel J. Wagner
Title:	Chief Executive Officer

GIFT ACQUISITION, L.L.C.

By: eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michel J. Wagner
Name:	Michel J. Wagner
Title:	Chief Executive Officer

ADMINISTRATIVE AGENT AND SOLE LENDER:

THE CIT GROUP/BUSINESS CREDIT, INC., individually, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Renee M. Singer
Name:	Renee M. Singer
Title:	Senior Vice President

RATIFICATION OF LIMITED GUARANTY AND PLEDGE AGREEMENT

Dated as of December 4, 2008

D.E. Shaw Laminar Lending, Inc. (the “Guarantor”) hereby (a) acknowledges and, to the extent such consent is required, consents to the letter agreement dated as of the date hereof among The Parent Company, a Colorado corporation (“Parent”), BabyUniverse, Inc., a Colorado corporation (“BabyUniverse”), eToys Direct, Inc., a Colorado corporation (“eToys Direct”), PoshTots, Inc. a Colorado corporation (“PoshTots”), Dreamtime Baby, Inc., a Colorado corporation (“Dreamtime”), My Twinn, Inc., a Colorado corporation (“‘My Twinn”, and collectively with Parent, BabyUniverse, eToys Direct, PoshTots and Dreamtime, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto and The CIT Group/Business Credit, Inc., as Administrative Agent and Collateral Agent for the Lenders (the “Administrative Agent”), (b) ratifies and confirms the Limited Guaranty and Pledge Agreement dated as February 1, 2008 by the Guarantor in favor of the Administrative Agent, as amended (the “Guaranty”), and ratifies and confirms all of its obligations and liabilities under the Guaranty and (c) agrees that the Guaranty and all of such obligations and liabilities remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Ratification of Limited Guaranty and Pledge Agreement as an instrument under seal as of the day and year above first written.

D. E. SHAW LAMINAR LENDING, INC.

By:	/s/ Daniel Posner
Name:	Daniel Posner
Title:	Authorized Signatory